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                                                                    Exhibit 99.1


                     GENESEE & WYOMING INC. AND SUBSIDIARIES

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Genesee & Wyoming Inc. and Subsidiaries (the "Company") on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mortimer B. Fuller, III, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: March 31, 2003                          By: /s/ Mortimer B. Fuller, III
                                                  ------------------------------
                                                  Name: Mortimer B. Fuller, III
                                                  Title: Chief Executive Officer